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As filed with the Securities and Exchange Commission on June 21, 2013

Registration No. 333-189039

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM S-4/A
(Amendment No. 1)
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

Stream Global Services, Inc.
(Exact name of registrant as specified in its charter)

SEE TABLE OF ADDITIONAL REGISTRANTS
Delaware (State or other jurisdiction of incorporation or organization)	7363 (Primary Standard Industrial Classification Code Number)	26-0420454 (I.R.S. Employer Identification Number)

Stream Global Services, Inc.
3285 Northwood Circle
Eagan, Minnesota 55121
Phone: (651) 288-2979
(Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

Matthew A. Ebert
General Counsel
Stream Global Services, Inc.
20 William Street, Suite 310
Wellesley, Massachusetts 02481
Phone: (781) 304-1860
(Name, address, including zip code, and telephone number, including area code, of agent for service)

With a copy to:

Philippa M. Bond, Esq.
Proskauer Rose LLP
2049 Century Park East, Suite 3200
Los Angeles, California 90067
(310) 284-5607/(310) 557-2193 (Facsimile)

Approximate date of commencement of proposed sale to the public:
As soon as practicable after this registration statement becomes effective.

           If the securities being registered on this form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. ☐

           If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

           If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

           Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of "large accelerated filer," "accelerated filer" and "smaller reporting company" in Rule 12b-2 of the Exchange Act. (Check one):

Large Accelerated filer ☐	Accelerated filer ☐	Non-accelerated filer ☒ (Do not check if a small reporting company)	Smaller reporting company ☐

           If applicable, place an X in the box to designate the appropriate rule provision relied upon in conducting this transaction:

           Exchange Act Rule 13e-4(i) (Cross-Border Issues Tender Offer) ☐

           Exchange Act Rule 14d-1(d) (Cross-Border Third-Party Tender Offer) ☐

           The Registrants hereby amend this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrants shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

 TABLE OF ADDITIONAL REGISTRANTS

           The following subsidiaries of Stream Global Services, Inc. are Registrant Guarantors:

Exact Name of Registrant Guarantor as specified in its Charter*	State or Other Jurisdiction of Incorporation or Organization	Primary Standard Industrial Classification Number	I.R.S. Employer Identification Number
Stream Holdings Corporation	Delaware	7363	90-0153095
Stream International Inc.	Delaware	7363	04-2776573
Stream New York Inc.	Delaware	7363	13-4205024
Stream International Europe B.V.	Netherlands	7363	N/A
Stream Global Services — US, Inc.	Delaware	7363	95-4786049
Stream Global Services — AZ, Inc.	Arizona	7363	6-0920048

*
The address and telephone number of the principal executive office of each Registrant Guarantor listed above is 20 William Street, Suite 310, Wellesley, Massachusetts 02481 and (781) 304-1800, respectively

EXPLANATORY NOTE

        On June 3, 3013, Stream Global Services, Inc. and the Registrant Guarantors filed its Registration Statement on Form S-4 with the Securities and Exchange Commission (the "SEC"). This Amendment No. 1 to Form S-4 on Form S-4/A is being filed solely to correct the list of Exhibits included in Part II, Item 21(a).

 PART II
INFORMATION NOT REQUIRED IN THE PROSPECTUS

Item 21.    Exhibits and Financial Statement Schedules.

(a)   Exhibits

Exhibit No.		Description
2.1		Agreement for the sale and purchase of shares in the share capital of LBM Holdings Limited, dated as of February 19, 2013, by and among, the Sellers, the Minority Sellers, and SGS Netherlands Investment Corporation B.V. (filed as Exhibit 2.1 to the Registrant's Current Report on Form 8-K (File No. 001-33739), as filed with the SEC on February 22, 2013 and incorporated herein by reference).
3.1
Fourth Amended and Restated Certificate of Incorporation of the Registrant adopted on April 27, 2012 (filed as Exhibit 3.1 to the Registrant's Current Report on Form 8-K (File No. 001-33739), as filed with the SEC on April 27, 2012 and incorporated herein by reference).
3.2
Fourth Amended and Restated By-Laws of the Registrant (filed as Exhibit 3.2 to the Registrant's Current Report on Form 8-K (File No. 001-33739), as filed with the SEC on April 27, 2012 and incorporated herein by reference).
3.3	#	Second Amended and Restated Certificate of Incorporation of Stream Holdings Corporation.
3.4	#	Amended and Restated Bylaws of Stream Holdings Corporation.
3.5
Amended and Restated Certificate of Incorporation of Stream International Inc. (filed as Exhibit 3.7 to the Registrant's Registration Statement on Form S-4 (File No. 333-165793), as filed with the SEC on March 30, 2010 and incorporated herein by reference).
3.6
Bylaws of Stream International Inc. (filed as Exhibit 3.8 to the Registrant's Registration Statement on Form S-4 (File No. 333-165793), as filed with the SEC on March 30, 2010 and incorporated herein by reference).
3.7
Certificate of Incorporation of Stream New York Inc. (filed as Exhibit 3.9 to the Registrant's Registration Statement on Form S-4 (File No. 333-165793), as filed with the SEC on March 30, 2010 and incorporated herein by reference).
3.8
By-laws of Stream New York Inc. (filed as Exhibit 3.10 to the Registrant's Registration Statement on Form S-4 (File No. 333-165793), as filed with the SEC on March 30, 2010 and incorporated herein by reference).
3.9
Deed of Incorporation of Stream International Europe B.V. (filed as Exhibit 3.11 to the Registrant's Registration Statement on Form S-4 (File No. 333-165793), as filed with the SEC on March 30, 2010 and incorporated herein by reference).
3.10
Articles of Association of Stream International Europe B.V., as amended. (filed as Exhibit 3.12 to the Registrant's Registration Statement on Form S-4 (File No. 333-165793), as filed with the SEC on March 30, 2010 and incorporated herein by reference).
3.11	#	Certificate of Incorporation of Stream Global Services — US, Inc., as amended.
3.12
Bylaws of Stream Global Services — US, Inc. (filed as Exhibit 3.14 to the Registrant's Registration Statement on Form S-4 (File No. 333-165793), as filed with the SEC on March 30, 2010 and incorporated herein by reference).
3.13	#	Articles of Incorporation of Stream Global Services — AZ, Inc., as amended.

Exhibit No.		Description
3.14		Bylaws of Stream Global Services — AZ, Inc. (filed as Exhibit 3.16 to the Registrant's Registration Statement on Form S-4 (File No. 333-165793), as filed with the SEC on March 30, 2010 and incorporated herein by reference).
4.1
Indenture, dated as of October 1, 2009, among the Registrant, the Guarantors named therein and Wells Fargo Bank, National Association, as Trustee, governing the 11.25% Senior Secured Notes due 2014, including the form of 11.25% Senior Secured Notes due 2014 (filed as Exhibit 4.1 to the Registrant's Current Report on Form 8-K (File No. 001-33739), as filed with the SEC on October 5, 2009 and incorporated herein by reference).
4.2
Security Agreement, dated as of October 1, 2009, among the Registrant, the other Guarantors listed on the signature pages thereto and Wells Fargo Foothill, LLC (filed as Exhibit 4.3 to the Registrant's Current Report on Form 8-K (File No. 001-33739), as filed with the SEC on October 5, 2009 and incorporated herein by reference).
4.3
Security Agreement, dated as of October 1, 2009, among the Registrant, the other Guarantors listed on the signature pages thereto and Wilmington Trust FSB (filed as Exhibit 4.4 to the Registrant's Current Report on Form 8-K (File No. 001-33739), as filed with the SEC on October 5, 2009 and incorporated herein by reference).
4.4
Collateral Trust Agreement, dated as of October 1, 2009, among the Registrant, the Guarantors from time to time party thereto, Wells Fargo Bank, National Association, as Trustee, the other Secured Debt Representatives from time to time party thereto and Wilmington Trust FSB (filed as Exhibit 4.5 to the Registrant's Current Report on Form 8-K (File No. 001-33739), as filed with the SEC on October 5, 2009 and incorporated herein by reference).
4.5
Lien Subordination and Intercreditor Agreement, dated as of October 1, 2009, among the Registrant, the subsidiaries of the Registrant listed on the signature pages thereto, Wells Fargo Foothill, LLC and Wilmington Trust FSB (filed as Exhibit 4.6 to the Registrant's Current Report on Form 8-K (File No. 001-33739), as filed with the SEC on October 5, 2009 and incorporated herein by reference).
4.6
First Supplemental Indenture, dated March 13, 2013, by and among the Registrant, the subsidiaries of the Registrant listed on the signature pages thereto and Wells Fargo Bank, National Association, as Trustee (filed as Exhibit 4.1 to the Registrant's Current Report on Form 8-K (File No. 001-33739), as filed with the SEC on March 13, 2013 and incorporated herein by reference).
4.7
Exchange and Registration Rights Agreement, dated as of March 13, 2013, by and among the Registrant, the subsidiaries of the Registrant listed on the signature pages thereto and the Purchasers named therein (filed as Exhibit 4.2 to the Registrant's Current Report on Form 8-K (File No. 001-33739), as filed with the SEC on March 13, 2013 and incorporated herein by reference).
5.1	#	Opinion of Proskauer Rose LLP.
5.2	#	Opinion of Fennemore Craig, P.C.
5.3	#	Opinion of Loyens & Loeff N.V.
10.1		[Intentionally Omitted]
10.2		[Intentionally Omitted]

Exhibit No.	Description
10.3	2013 Management Incentive Plan (MIP) — Corporate SG&A for Managers and Above effective January 1, 2013 (filed as Exhibit 10.2 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 2013 (File No. 001-33739), as filed with the SEC on May 8, 2013 and incorporated herein by reference) (Portions of this exhibit have been omitted pursuant to the Registrant's request for confidential treatment. Omitted portions filed separately with the SEC).
10.4	[Intentionally Omitted]
10.5	[Intentionally Omitted]
10.6
2013 EVP Global Sales Compensation Plan (filed as Exhibit 10.3 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 2013 (File No. 001-33739), as filed with the SEC on May 8, 2013 and incorporated herein by reference) (Portions of this exhibit have been omitted pursuant to the Registrant's request for confidential treatment. Omitted portions filed separately with the SEC).
10.7
Employment Agreement between the Registrant and Kathryn V. Marinello, dated October 24, 2012 (filed as Exhibit 10.1 to the Registrant's Current Report on Form 8-K (File No. 001-33739), as filed with the SEC on October 26, 2012 and incorporated herein by reference).
10.8
Employment Agreement, dated as of January 13, 2011, by and between Brian Delaney and Stream Global Services, Inc. (filed as Exhibit 10.1 to the Registrant's Current Report on Form 8-K (File No. 001-33739), as filed with the Securities and Exchange Commission on January 14, 2011 and incorporated herein by reference).
10.9
Employment Agreement, dated as of June 27, 2011, by and between Gregory Hopkins and Stream Global Services, Inc. (filed as Exhibit 10.6a to the Registrant's Annual Report on Form 10-K for the year ended December 31, 2011 (File No. 001-33739), as filed with the SEC on February 29, 2012 and incorporated herein by reference).
10.10
Letter Amendment to Employment Agreement by and between Gregory Hopkins and Registrant dated March 14, 2012 (filed as Exhibit 10.1 to the Registrant's Current Report on Form 8-K (File No. 001-33739) , as filed with the SEC on March 19, 2012 and incorporated herein by reference).
10.11
Employment Letter Agreement, dated as of April 22, 2013, by and between Michael Henricks and Stream Global Services, Inc. (filed as Exhibit 10.1 to the Registrant's Current Report on Form 8-K (File No. 001-33739), as filed with the SEC on April 22, 2013 and incorporated herein by reference).
10.12
Employment Agreement between the Registrant and Dennis Lacey, dated December 15, 2009 (filed as Exhibit 10.1 to the Registrant's Current Report on Form 8-K (File No. 001-33739), as filed with the SEC on December 21, 2009 and incorporated herein by reference).
10.13
Separation Agreement, dated as of July 8, 2011, by and between Robert Dechant and Stream Global Services, Inc. (filed as Exhibit 10.1 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 2011 (File No. 001-33739), as filed with the SEC on August 3, 2011 and incorporated herein by reference).
10.14
Separation Agreement, dated as of March 8, 2011, by and between Sheila M. Flaherty and Stream Global Services, Inc. (filed as Exhibit 10.1 to the Registrant's Current Report on Form 8-K (File No. 001-33739), as filed with the SEC on March 14, 2011 and incorporated herein by reference).

Exhibit No.	Description
10.15	2008 Stock Incentive Plan, as amended (filed as Annex C to the Registrant's Definitive Information Statement (File No. 001-33739), as filed with the SEC on September 4, 2009 and incorporated herein by reference).
10.16
Form of Incentive Stock Option Agreement under the 2008 Stock Incentive Plan (filed as Exhibit 10.1 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended September 30, 2009 (File No. 001-33739), as filed with the SEC on November 6, 2009 and incorporated herein by reference).
10.17
Form of Non-Statutory Stock Option Agreement under the 2008 Stock Incentive Plan (filed as Exhibit 10.2 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended September 30, 2009 (File No. 001-33739), as filed with the SEC on November 6, 2009 and incorporated herein by reference).
10.18
Form of Restricted Stock Agreement under the 2008 Stock Incentive Plan (filed as Exhibit 10.3 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended September 30, 2009 (File No. 001-33739), as filed with the SEC on November 6, 2009 and incorporated herein by reference).
10.19
Form of Restricted Stock Unit Agreement under the 2008 Stock Incentive Plan (filed as Exhibit 10.4 to the Registrant's Current Report on Form 8-K (File No. 001-33739), as filed with the SEC on August 4, 2008 and incorporated herein by reference).
10.20
SGS Holdings, Inc. 2012 Stock Incentive Plan adopted June 8, 2012 (filed as Exhibit 10.2 to the Registrant's Current Report on Form 8-K (File No. 001-33739), as filed with the SEC on October 26, 2012 and incorporated herein by reference).
10.21
Form of Non-Qualified Stock Option Agreement pursuant to the SGS Holdings, Inc. 2012 Stock Incentive Plan (filed as Exhibit 10.3 to the Registrant's Current Report on Form 8-K (File No. 001-33739), as filed with the SEC on October 26, 2012 and incorporated herein by reference).
10.22
Form of Indemnification Agreement entered into between the Registrant and its directors and officers (filed as Exhibit 10.1 to the Registrant's Current Report on Form 8-K (File No. 001-33739), as filed with the SEC on August 12, 2008 and incorporated herein by reference).
10.23
Securities Purchase Agreement, dated as of June 3, 2011, by and among Trillium Capital LLC, a Delaware limited liability company, R. Scott Murray and Stream Global Services, Inc. (filed as Exhibit 10.1 to the Registrant's Current Report on Form 8-K (File No. 001-33739), as filed with the Securities and Exchange Commission on June 6, 2011 and incorporated herein by reference).
10.24
Credit Agreement, dated as of October 1, 2009, among Wells Fargo Foothill, LLC, Goldman Sachs Lending Partners LLC, and each of the other Lenders party thereto, the Registrant and its subsidiaries identified therein (filed as Exhibit 10.1 to the Registrant's Current Report on Form 8-K (File No. 001-33739), as filed with the SEC on October 5, 2009 and incorporated herein by reference).
10.25
First Amendment to Credit Agreement, dated as of June 3, 2011, by and among Wells Fargo Capital Finance, LLC, in its capacity as agent for the lenders and bank product providers party thereto, Stream Global Services, Inc. and each of the subsidiaries of Stream Global Services, Inc. signatory thereto (filed as Exhibit 10.2 to the Registrant's Current Report on Form 8-K (File No. 001-33739), as filed with the Securities and Exchange Commission on June 6, 2011 and incorporated herein by reference).

Exhibit No.		Description
10.26		Second Amendment to Credit Agreement, dated as of November 1, 2011, by and among Wells Fargo Capital Finance, LLC, in its capacity as agent for the lenders and bank product providers party thereto, Stream Global Services, Inc. and each of the subsidiaries of Stream Global Services, Inc. signatory thereto (filed as Exhibit 10.1 to the Registrant's Current Report on Form 8-K (File No. 001-33739), as filed with the Securities and Exchange Commission on November 1, 2011 and incorporated herein by reference).
10.27
Third Amendment to Credit Agreement, dated as of December 27, 2012, by and among Wells Fargo Capital Finance, LLC, in its capacity as agent for the lenders and bank product providers party thereto, Stream Global Services, Inc. and each of the subsidiaries of Stream Global Services, Inc. signatory thereto (filed as Exhibit 10.1 to the Registrant's Current Report on Form 8-K (File No. 001-33739), as filed with the Securities and Exchange Commission on December 27, 2012 and incorporated herein by reference).
12.1	#	Statement of Computation of Ratio of Earnings to Fixed Charges
14.1
Code of Business Conduct and Ethics (filed as Exhibit 14.1 to the Registrant's Current Report on Form 8-K (File No. 001-33739), as filed with the SEC on September 26, 2008 and incorporated herein by reference).
21.1	#	Subsidiaries of the Registrant.
23.1		Consent of Proskauer Rose LLP (included in Exhibit 5.1)
23.2	#	Consent of Ernst & Young, Independent Registered Public Accounting Firm
23.3		Consent of Fennemore Craig, P.C. (included in Exhibit 5.2)
23.4		Consent of Loyens & Loeff N.V. (included in Exhibit 5.3)
24		Powers of Attorney (included in the signature pages to this registration statement).
25	#
Statement of Eligibility of Trustee and Qualification under the Trust Indenture Act of 1939 of Wells Fargo Bank, National Association, as Trustee, on Form T-1 relating to the 11.25% senior secured notes due 2014.
99.1	#	Form of Letter of Transmittal
99.2	#	Form of Notice of Guaranteed Delivery
99.3	#	Form of Letter to DTC Participants
99.4	#	Form of Letter to Beneficial Holders
99.5	#	Form of Tax Guidelines
101.INS	+	XBRL Instance Document
101.SCH	+	XBRL Taxonomy Extension Schema Document
101.CAL	+	XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	+	XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	+	XBRL Taxonomy Extension Label Linkbase Document
101.PRE	+	XBRL Taxonomy Extension Presentation Linkbase Document

#
Incorporated by reference to the identically numbered exhibit to the Registrant's Registration Statement on Form S-4 (File No. 333-189039), filed with the SEC on June 3, 2013.

+
XBRL (Extensible Business Reporting Language) information is furnished and not filed or a part of a registration statement or prospectus for purposes of sections 11 or 12 of the Securities Act of 1933, as amended, is deemed not filed for purposes of section 18 of the Securities Exchange Act of 1934, as amended, and otherwise is not subject to liability under these sections.

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Eagan State of Minnesota on June 21, 2013.

Stream Global Services, Inc.
By:	/s/ KATHRYN V. MARINELLO Kathryn V. Marinello Chief Executive Officer and President (Principal Executive Officer)
By:	/s/ MICHAEL HENRICKS Michael Henricks Chief Financial Officer (Principal Financial Officer)

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ KATHRYN V. MARINELLO Kathryn V. Marinello	Chairman, Chief Executive Officer and President (Principal Executive Officer)	June 21, 2013
/s/ MICHAEL HENRICKS Michael Henricks	Chief Financial Officer (Principal Financial Officer)	June 21, 2013
* Alfredo I. Ayala	Vice Chairman of the Board of Directors	June 21, 2013
* Barry K. Allen	Director	June 21, 2013
* G. Drew Conway	Director	June 21, 2013
* Matthew Cwiertnia	Director	June 21, 2013
* Paul G. Joubert	Director	June 21, 2013

Signature	Title	Date

* David B. Kaplan	Director	June 21, 2013
* Peter Maquera	Director	June 21, 2013
* R. Davis Noell	Director	June 21, 2013
* Nathan Walton	Director	June 21, 2013

*By:	/s/ MICHAEL HENRICKS Michael Henricks, Attorney-in-fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, Stream Holdings Corporation has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Eagan State of Minnesota on June 21, 2013.

Stream Holdings Corporation
By:	/s/ KATHRYN V. MARINELLO Kathryn V. Marinello Chairman, Chief Executive Officer and President (Principal Executive Officer)
By:	/s/ MICHAEL HENRICKS Michael Henricks Chief Financial Officer (Principal Financial Officer)

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

/s/ KATHRYN V. MARINELLO Kathryn V. Marinello	Chief Executive Officer, President and Director (Principal Executive Officer)	June 21, 2013
/s/ MICHAEL HENRICKS Michael Henricks	Chief Financial Officer (Principal Financial Officer)	June 21, 2013
* Matthew Ebert	Corporate Secretary and Director	June 21, 2013
* Leo S. Vannoni	Treasurer and Director	June 21, 2013

*By:	/s/ MICHAEL HENRICKS Michael Henricks, Attorney-in-fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, Stream International Inc. has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Eagan State of Minnesota on June 21, 2013.

Stream International, Inc.
By:	/s/ KATHRYN V. MARINELLO Kathryn V. Marinello Chief Executive Officer and President (Principal Executive Officer)
By:	/s/ MICHAEL HENRICKS Michael Henricks Chief Financial Officer (Principal Financial Officer)

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

/s/ KATHRYN V. MARINELLO Kathryn V. Marinello	Chief Executive Officer, President and Director (Principal Executive Officer)	June 21, 2013
/s/ MICHAEL HENRICKS Michael Henricks	Chief Financial Officer (Principal Financial Officer)	June 21, 2013
* Matthew Ebert	Corporate Secretary and Director	June 21, 2013
* Leo S. Vannoni	Treasurer and Director	June 21, 2013

*By:	/s/ MICHAEL HENRICKS Michael Henricks, Attorney-in-fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, Stream New York Inc. has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Eagan State of Minnesota on June 21, 2013.

Stream New York Inc.
By:	/s/ KATHRYN V. MARINELLO Kathryn V. Marinello Chief Executive Officer and President (Principal Executive Officer)
By:	/s/ MICHAEL HENRICKS Michael Henricks Chief Financial Officer (Principal Financial Officer)

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

/s/ KATHRYN V. MARINELLO Kathryn V. Marinello	Chief Executive Officer, President and Director (Principal Executive Officer)	June 21, 2013
/s/ MICHAEL HENRICKS Michael Henricks	Chief Financial Officer (Principal Financial Officer)	June 21, 2013
* Matthew Ebert	Corporate Secretary and Director	June 21, 2013
* Leo S. Vannoni	Treasurer and Director	June 21, 2013

*By:	/s/ MICHAEL HENRICKS Michael Henricks, Attorney-in-fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, Stream International Europe B.V. has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Eagan State of Minnesota on June 21, 2013.

Stream International Europe B.V.
By:	/s/ KATHRYN V. MARINELLO Kathryn V. Marinello Director

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

/s/ KATHRYN V. MARINELLO Kathryn V. Marinello	Director	June 21, 2013
* Wouter de Leeuw	Director	June 21, 2013
* Leo S. Vannoni	Director	June 21, 2013
* Frank van Eijl	Director	June 21, 2013

*By:	/s/ KATHRYN V. MARINELLO Kathryn V. Marinello, Attorney-in-fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, Stream Global Services — US, Inc. has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Eagan State of Minnesota on June 21, 2013.

Stream Global Services — US, Inc.
By:	/s/ KATHRYN V. MARINELLO Kathryn V. Marinello Chief Executive Officer and President (Principal Executive Officer)
By:	/s/ MICHAEL HENRICKS Michael Henricks Chief Financial Officer (Principal Financial Officer)

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

/s/ KATHRYN V. MARINELLO Kathryn V. Marinello	Chief Executive Officer, President and Director (Principal Executive Officer)	June 21, 2013
/s/ MICHAEL HENRICKS Michael Henricks	Chief Financial Officer (Principal Financial Officer)	June 21, 2013
* Matthew Ebert	Corporate Secretary and Director	June 21, 2013
* Leo S. Vannoni	Treasurer and Director	June 21, 2013

*By:	/s/ MICHAEL HENRICKS Michael Henricks, Attorney-in-fact

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, Stream Global Services — AZ, Inc. has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Eagan State of Minnesota on June 21, 2013.

Stream Global Services — AZ, Inc.
By:	/s/ KATHRYN V. MARINELLO Kathryn V. Marinello Chief Executive Officer and President (Principal Executive Officer)
By:	/s/ MICHAEL HENRICKS Michael Henricks Chief Financial Officer (Principal Financial Officer)

        Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

/s/ KATHRYN V. MARINELLO Kathryn V. Marinello	Chief Executive Officer, President and Director (Principal Executive Officer)	June 21, 2013
/s/ MICHAEL HENRICKS Michael Henricks	Chief Financial Officer (Principal Financial Officer)	June 21, 2013
* Matthew Ebert	Corporate Secretary and Director	June 21, 2013
* Leo S. Vannoni	Treasurer and Director	June 21, 2013

*By:	/s/ MICHAEL HENRICKS Michael Henricks, Attorney-in-fact

QuickLinks

TABLE OF ADDITIONAL REGISTRANTS
PART II INFORMATION NOT REQUIRED IN THE PROSPECTUS
  Item 21. Exhibits and Financial Statement Schedules.
SIGNATURES
SIGNATURES
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